SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
JUNE 18, 2002

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East
Suite 8050
Atlanta, GA 30346	770-901-9020
(Address of Principal Executive Offices)	(Registrant’s Telephone Number Including area code)
(Zip Code)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Preferred Dividends for Second Quarter

ITEM 9.     OTHER EVENTS

On June 18, 2002, Jameson Inns, Inc. issued a press release announcing the declaration of the second quarter dividends on its two series of preferred shares. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.
Dated as of June 18, 2002

	By:	/s/ CRAIG R. KITCHIN
Craig R. Kitchin
	Its:	President & Chief Financial Officer